SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  June 9, 1998
                Date of report (Date of earliest event reported)



                                  U-SHIP, INC.
               (Exact Name of Registrant as Specified in Charter)

       UTAH                         000-28452                    41-1823559

(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)



                     5583 West 78th Street, Edina, MN 55439
                    (Address of Principal Executive Offices)



                                 (612) 941-4080
              (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(1) Previous independent accountant:

            (i) On June 9, 1998, Arthur Andersen LLP, notified U-Ship, Inc. (the "Registrant") that it was resigning as independent public accountant for the Registrant.

            (ii) Except for an explanatory paragraph with respect to substantial doubt about the Registrant's ability to continue as a going concern to the Registrant's consolidated financial statements as of and for the years ended June 30, 1997 and 1996, the reports of Arthur Andersen LLP, on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Registrant's Chief Executive Officer participated in the discussions pertaining to and accepted the decision of Arthur Andersen LLP to resign as the Registrant's independent public accountant.

            (iv) In connection with its audits as of and for the years ended June 30, 1997 and 1996, there have been no disagreements between the Registrant and Arthur Andersen LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference thereto in its report on the financial statements for the Registrant for such years.

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     (a)(2) New independent public accountant:

            (i) The Registrant has not engaged a new independent public accountant.

     (a)(3) The Registrant requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements.

ITEM 5. OTHER EVENTS.

     Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

     The following is filed herewith. The exhibit numbers correspond with
     Item 601(b) of Regulation S-K.

            Exhibit No.            Description
            -----------            -----------

                16 Letter dated June 15, 1998 from Arthur Andersen LLP, agreeing with disclosures set forth in Item 4.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 15, 1998                     By: /s/ Peter C. Lytle
                                            -----------------------------------
                                         Name: Peter C. Lytle
                                         Title: Chief Executive Officer

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                                INDEX TO EXHIBITS


            EXHIBIT NUMBER

                  16 Letter dated June 15, 1998 from Arthur Andersen LLP, agreeing with disclosures set forth in Item 4.